UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 27, 2011
PRESIDENTIAL LIFE CORPORATION (Exact Name of Registrant as Specified in Charter)
Delaware	0-5486	13-2652144
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

69 Lydecker Street, Nyack, New York	10960
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (845) 358-2300

N/A
(Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2. below):

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 25, 2011, after a meeting, the Board of Directors amended Article II, Section 12 of the Bylaws, effective immediately. The amendment changed the time a stockholder’s notice must be delivered to the principal executive offices of the Corporation pursuant to the advance notice provisions of the Bylaws.

The above description is qualified in its entirety by reference to the terms of the amended and restated by-laws attached as Exhibit 3.1 to this form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

 (d) Exhibits

Exhibit Number

Description

3.1

Amended and Restated Bylaws of Presidential Life Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDENTIAL LIFE CORPORATION

Date: May 27, 2011

By:    /s/ Donald L. Barnes

Donald L. Barnes, President and Duly Authorized Officer of the Registrant

Exhibit 3.1

AMENDED AND RESTATED BYLAWS

OF

PRESIDENTIAL LIFE CORPORATION

Amended as of May 25, 2011

ARTICLE I

Offices

The Corporation may have offices at such places, within or without the State of Delaware, as the Board determines from time to time or the business of the Corporation requires.

ARTICLE II

Meetings of Stockholders

Section 1.

Place of Meetings, etc.  Except as otherwise provided in these By-laws, all meetings of the stockholders shall be held at such dates, times and places, within or without the State of Delaware, as shall be determined by the Board and as shall be stated in the notice of the meeting or in waivers of notice thereof.  If the place of any meeting is not so fixed, it shall be held at the principal office of the Corporation in the State of New York.

Section 2.

Annual Meeting.  The annual meeting of stockholders for the election of directors and the transaction of such other business as may be properly brought before the meeting shall be held on such date after the close of the Corporation’s fiscal year, as the Board may from time to time determine.

Section 3.

Special Meetings.  Special meetings of the stockholders, for any purpose or purposes, may be called by the Board and shall be called by the Chairman, Vice Chairman or the President upon the written request of the holders of a majority of the outstanding shares of the Corporation’s Common Stock.  The request shall state the date, time, place and purpose or purposes of the proposed meeting.  The only business which may be transacted at a special meeting is that relating to the purpose or purposes set forth in the notice or waivers of notice thereof.

Section 4.

Notice of Meetings.  Except as otherwise required or permitted by law, whenever the stockholders are required or permitted to take any action at a meeting, written notice thereof shall be given, stating the place, date and time of the meeting and, unless it is the annual meeting, by or at whose direction it is being issued.  Notice of a special meeting also shall state the purpose or purposes for which the meeting is called.  A copy of the notice of any meeting shall be delivered personally or shall be mailed, not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder of record entitled to vote at the meeting.  If mailed, the notice shall be given when deposited in the United States mail, postage prepaid, and shall be directed to each stockholder at his address as it appears on the record of stockholders, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, in which case it shall be directed to him at the other address.  Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend the meeting in person or by proxy and shall not protest, prior to the conclusion of the meeting, the lack of notice thereof, or who shall submit, either before or after the meeting, a signed waiver of notice, in person or by proxy.  Unless the Board shall fix a new record date for an adjourned meeting, except as otherwise provided by law notice of an adjourned meeting need not be given if the place, date and time to which the meeting shall be adjourned is announced at the meeting at which the adjournment is taken.

Section 5.

Quorum.  Except as otherwise provided by law or by the Certificate of Incorporation of the Corporation, at all meetings of stockholders the holders of a majority of the shares of Corporation issued and outstanding and entitled to vote thereat shall be present in person or by proxy in order to constitute a quorum for the transaction of business.  In the absence of a quorum, either the Chairman of the meeting or the stockholders present in person or by proxy and entitled to vote thereat if a quorum had been present may adjourn the meeting.

Section 6.

Voting.  Except as otherwise provided by the Certificate of Incorporation of the Corporation, at any meeting of the stockholders every stockholder of record having the right to vote thereat shall be entitled to one vote for every share of stock standing in his name as of the record date and entitling him to so vote.  A stockholder may vote in person or by proxy.  Except as otherwise provided by law or by the Certificate of Incorporation of the Corporation, any corporate action to be taken by a vote of the stockholders, other than the election of directors, shall be authorized by a majority of the votes cast at a meeting by the stockholders present in person or by proxy and entitled to vote thereon.  Directors shall be elected as provided in Section 2 of Article III of these By-laws.

Section 7.

Proxies.  Every stockholder of record entitled to vote at a meeting of stockholders or to express consent or dissent without a meeting may authorize another person or persons to act for him by proxy.  Every proxy shall be signed by the stockholder or by his attorney-in-fact and shall otherwise conform to the laws of the State of Delaware.

Section 8.

List of Stockholders.   A list of stockholders as of the record date, certified by the Secretary or by the transfer agent for the Corporation, shall be produced at any meeting of the stockholders upon the request of any stockholder made at or prior to the meeting.

Section  9.

Inspectors.  (a) The Board, in advance of any meeting of stockholders, shall appoint one or more inspectors to act at the meeting or any adjournment thereof.  If any of them shall fail to appear or act, the Chairman of the meeting may, and on the request of any stockholder entitled to vote thereat shall, appoint one or more inspectors.  Each inspector, before discharging his duties, shall take and sign an oath faithfully to execute the duties of inspector at the meeting with strict impartiality and according to the best of his ability.

(b)

The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result and do such acts as are proper to conduct the election or vote with fairness to all stockholders.  On request of the Chairman of the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them.  Any report or certificate made by them shall be prima facie evidence of the facts stated and of the vote as certified by them.

Section 10.

Conduct of Meetings.  Meetings of stockholders shall be presided over by a chairperson designated by the Board, or if the Board does not designate a person, by the Chairman or, in his absence by the Vice Chairman, or in his absence, the President, or in the absence of all of them, by a chairperson to be elected at the meeting.  The Secretary or any other person appointed by the chairperson of the meeting shall act as Secretary of the meeting and shall keep the minutes thereof.  The order of business at all meetings of the stockholders shall be as determined by the chairperson of the meeting.

Section 11.

Consent of Stockholders in Lieu of Meeting.  Any action which may be taken by vote of stockholders may be taken without a meeting on written consent in the manner prescribed in this Section 11 of Article II and applicable law.

(a)

In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the board of directors.  Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request that the board of directors fix a record date.  The board of directors shall promptly, but in all events within ten (10) days after the date on which such written notice is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the board of directors pursuant to the first sentence of this Section 11(a) of Article II).  If no record date has been fixed by the board of directors pursuant to the first sentence of this Section 11(a) of Article II or otherwise within ten

(10) days after the date on which such written notice is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by applicable law, shall be the first date after the expiration of such ten (10) day time period on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or to any officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  If no record date has been fixed by the board of directors pursuant to the first sentence of this Section 11(a) of Article II, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting if prior action by the board of directors is required by applicable law shall be at the close of business on the date on which the board of directors adopts the resolution taking such prior action.

(b)

In the event of the delivery, in the manner provided by this Section 11 of Article II and applicable law, to the corporation of written consent or consents to take corporate action and/or any related revocation or revocations, the corporation shall engage independent inspectors of elections for the purpose of performing promptly a ministerial review of the validity of the consents and revocations.  For the purpose of permitting the inspectors to perform such review, no action by written consent and without a meeting shall be effective until such inspectors have completed their review, determined that the requisite number of valid and unrevoked consents delivered to the corporation in accordance with this Section 11 of Article II and applicable law have been obtained to authorize or take the action specified in the consents, and certified such determination for entry in the records of the corporation kept for the purpose of recording the proceedings of meetings of stockholders.  Nothing contained in this Section 11(b) of Article II shall in any way be construed to suggest or imply that the board of directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(c)

Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days after the earliest dated written consent received in accordance with this Section 11 of Article II, a valid written consent or valid written consents, signed by a number of stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote therein were present and voted, are delivered to the corporation in the manner prescribed in this Section 11 of Article II and applicable law, and not revoked.

Section 12.

Advance Notice of Stockholder Nominations and Business.  For nominations or other business to be properly brought by a stockholder before an Annual Meeting of Stockholders, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation.  In addition, any such other business must otherwise be a proper matter for stockholder action at that meeting.  To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after the anniversary date of the preceding year's meeting date, notice by the stockholder must be so delivered not later than the close of business on the later of the 75th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made by the corporation).  The stockholder's notice must set forth:  (A) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, all information relating to such nominee that would be required to be disclosed in the solicitation of proxies for election of directors, or would otherwise be required pursuant to Regulation 14A under the Exchange Act, and Rule 14a-11 thereunder;  (B)  the proposed nominee’s written consent to being named as a nominee and to serving as a Director if elected; (C) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and, in the event that such business includes a proposal to amend either the Certificate of Incorporation or the Bylaws of the Corporation, the language of the proposed amendment; (D) a description of any material interest that such stockholder may have in such business and, in case of nominations for director, a description of any arrangements or understandings between the stockholder and each nominee relating to the nominations to be made by the stockholder; (E) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by a qualified representative at the meeting to propose such nomination or business; (F) if the stockholder intends to solicit proxies in support of such stockholder's proposals, a representation to that effect; and (G) the name and address of such stockholder, as it appears on the Corporation's books, and the class and number of shares of the Corporation that are owned beneficially and of record by such stockholder.  If the stockholder does not appear at the annual meeting to present such nominations or proposals, the Corporation need not present such nominations or proposals for a vote at such meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation.  The presiding officer of any annual meeting of stockholders shall refuse to permit any business proposed by a stockholder to be brought before such annual meeting without compliance with the foregoing procedures or if the stockholder solicits proxies in support of such stockholder's proposal without such stockholder having made the representation required by clause (F) above.  In no event shall an adjournment or postponement of an annual meeting (or the public announcement thereof) commence a new time period (or extend any time period) for the giving of stockholders' notice as described above.  Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presiding officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed in accordance with the procedures set forth in this Section and, if any proposed nomination or business is not in compliance with this Section, to declare that such defective proposal or nomination shall be disregarded.

ARTICLE III

Board of Directors

Section 1.

Number and Age of Board Members.  The Board shall consist of not less than five (5) and not more than nineteen (19) directors.  The number of directors may be reduced or increased (within the foregoing limits) from time to time by action of a majority of the entire Board, but no decrease may shorten the term of an incumbent director.  No person shall be eligible for nomination as a director after the year that he or she turns seventy-five years of age.  The aforesaid age restriction shall not apply to directors at the time of the adoption of this age restriction.  When used in these By-laws, the phrase “entire Board” means the total number of directors which the Corporation would have if there were no vacancies.

Section 2.

Election and Term.  Except as otherwise provided by law or by these By-laws, the directors shall be elected at the annual meeting of the stockholders and the persons receiving a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors shall be so elected.  Subject to his earlier death, resignation or removal as provided in Section 3 of this Article III, each director shall hold office until the next annual meeting of the stockholders and until his successor shall have been duly elected and shall have qualified.

Section 3.

Removal.  Any director may be removed with cause by vote of the stockholders.

Section 4.

Resignations.  Any director may resign at any time by giving written notice of his resignation to the Corporation.  A resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt, and, unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.

Section 5.

Vacancies.  Any vacancy in the Board, whether arising from death, resignation, removal (with or without cause), an increase in the number of directors or any other cause, may be filled by a majority of the directors then in office.  Subject to his earlier death, resignation, or removal as provided in Section 3 of this Article III, each director so elected shall hold office until the next annual meeting of the stockholders and until his successor shall have been duly elected and shall have qualified.

Section 6.

Place of Meetings.  Except as otherwise provided by these By-laws, all meetings of the Board shall be held at such places, within or without the State of New York, as the Board determines from time to time.

Section 7.

Annual Meeting.  The annual meeting of the Board shall be held either (a) without notice immediately after the annual meeting of stockholders and in the same place, or (b) as soon as practicable after the annual meeting of stockholders on such date and at such time and place as the Board determines.

Section 8.

Regular Meetings.  Regular meetings of the Board shall be held on such dates and at such places and times as the Board determines.  Notice of regular meetings need not be given, except as otherwise required by law.

Section 9.

Special Meetings.  Special meetings of the Board may be called by the President, and shall be called by the Chairman, the Vice Chairman, the President or the Secretary upon the written request of a majority of the directors.  The request shall state the date, time and place of the proposed meeting.

Section 10.

Notice of Meetings.   Notice of each special meeting of the Board (and of each annual meeting held pursuant to subdivision (b) of Section 7 of this Article III) shall be given, not later than 24 hours before the meeting is scheduled to commence, by the Chairman, the Vice Chairman, the President or the Secretary and shall state the place, date and time of the meeting.  Notice of each meeting may be given to a director by hand or given to a director orally (whether by telephone or in person) or shall be telecopied, mailed, emailed or telegraphed to each director at his residence or usual place of business.  If notice of less than 48 hours is given, it shall not be mailed.  If mailed, the notice shall be deemed given when deposited in the United States mail, postage prepaid; if telecopied, emailed or telegraphed, the notice shall be deemed to have been given when the contents are telecopied, emailed or transmitted to the telegraph service with instructions that the telegram immediately be dispatched.  Notice of any meeting need not be given to any director who shall submit, either before or after the meeting, a signed waiver of notice or who shall attend the meeting without protesting, prior to or at its commencement, the lack of notice to him.  Notice of any adjourned meeting, including the place, date and time of the new meeting, shall be given to all directors not present at the time of the adjournment, as well as to the other directors unless the place, date and time of the new meeting is announced at the adjourned meeting.

Section 11.

Quorum.  Except as otherwise provided by law or in these By-laws, at all meetings of the Board a majority of the entire Board shall constitute a quorum for the transaction of business, and the vote of a majority of the directors present at the time of the vote, if a quorum is present, shall be the act of the Board.  A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another place, date and time.

Section 12.

Conduct of Meetings.  Meetings of the Board shall be presided over by a chairperson to be elected by the directors at the meeting.  The Secretary or any other person appointed by the chairperson of the meeting shall act as Secretary of the meeting and keep the minutes thereof.  The order of business at all meetings of the Board shall be as determined by the chairperson of the meeting.

Section 13.

Consent of Directors in Lieu of Meeting.  Any action required or permitted to be taken by the Board or any committee thereof may be taken without a meeting if all of the members of the Board or the committee consent in writing to the adoption of a resolution authorizing the action.  The resolution and the written consents thereto by the members of the Board or the committee shall be filed with the minutes of the proceedings of the Board or committee, as the case may be.

Section 14.

Other Meetings.  Any one or more members of the Board or any committee thereof may participate in a meeting of the Board or such committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time.  Participation by such means shall constitute presence in person at a meeting.

Section 15.

Compensation.  The directors shall not receive any stated salary for their services as directors or as members of a committee of directors, but, by resolution of the Board, an annual fee and a fixed fee and expenses of attendance may be allowed for attendance at each meeting of the Board or at a meeting of a committee of the Board.  Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as officer, agent or otherwise and receiving compensation therefor.

Section 16.

Interested Directors.  Except as otherwise provided by law, no contract or other transaction between the Corporation and one or more of its directors or officers or any other corporation, and no act of the Corporation shall in any way be affected or invalidated by the fact that any of the directors of the Corporation are pecuniarily or otherwise interested in, or are directors, officers or stockholders of, such other corporation; any director individually, or any firm or corporation of which such director may be a member, director, officer or stockholder or in which such directors may have any other interest, may be a party to, and may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation, provided that the fact that he or such firm or corporation is so interested shall be disclosed or shall have been known to the Board or a majority thereof and any director of the Corporation who is also a director, officer or stockholder of such other Corporation, or who is so interested, may be counted in determining the existence of a quorum at any meeting of the Board which shall authorize such contract or transaction.

ARTICLE IV

Committees of the Board

Section 1.

General.  The Board, by resolution adopted by a majority of the entire Board, may designate from among its members an executive committee and other committees, each consisting of three (3) or more persons.  The Board may designate one or more directors as alternate members of any committee to replace any absent member or members at any meeting of the committee.  Each committee (including the members thereof) shall serve at the pleasure of the Board and shall keep minutes of its meetings and report the same to the Board.

Section 2.

Authority of Committees; Duties of Directors.  Except as limited by law or as otherwise provided by these By-laws, each committee, to the extent provided in the resolution establishing it, shall have and may exercise all the authority of the Board with respect to all matters.  The designation of any committee and the delegation of authority thereto shall not alone relieve any director of his duty to the Corporation.

Section 3.

Operation of Committees.  At all meetings of a committee a majority of the entire committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at the time of the vote, if a quorum is present, shall be the act of the committee.  Each committee shall adopt whatever other rules of procedure it determines for the conduct of its activities.

Section 4.

Audit Committee.  The Board shall designate from among its members an audit committee consisting of Independent Directors which shall be responsible for recommending to the Board the selection and retention of the independent auditors for the Corporation and for reviewing with the auditors the Corporation’s audited financial statements including, without limitation, the plan and scope of the audit for each year, the status of the audit, its results when completed and the fees for the services performed by the auditors.  The audit committee shall also be responsible for overseeing the Corporation’s financial reporting process, for monitoring compliance with accounting reports and with reports filed with the Securities and Exchange Commission, for overseeing the plan, scope and results of the Corporation’s operations, for monitoring the Corporation’s internal controls and for such other financial matters relating to the Corporation which the audit committee considers to be of significance or which may be assigned to the audit committee from time to time by the Board.  When used in these By-laws, the phrase “Independent Directors” means directors who are (i) not officers or employees of the Corporation or any of its subsidiaries and (ii) in the business judgment of the Board, “independent” under The Nasdaq Stock Market Rules.

Section 5.

Compensation and Employee Benefits Committee.  The Board shall designate from among its members a compensation and employee benefits committee consisting of three or more Independent Directors.  The compensation and employee benefits committee shall be responsible for recommending to the Board (i) remuneration including, without limitation, salaries, bonuses and other incentive compensation and employee benefits for officers, employees and, to the extent deemed appropriate by the committee or by the Board, others rendering services to the Corporation, and (ii) any stock option programs or similar programs with respect to officers and employees that the committee may consider appropriate and for selecting participants, approving awards under, interpreting and administering any such stock option program or similar programs.

Section 6.

Nominating and Governance Committee.  The Board shall designate from among its members a nominating and governance committee consisting of three or more Independent Directors.  The nominating and governance committee shall be responsible for developing and recommending to the Board corporate governance principles applicable to the Corporation and thereafter recommending such changes as it deems appropriate to maintain effective corporate governance.  In addition, the nominating and governance committee shall evaluate and nominate individuals for election as members of the Board.  Nominees for election as members of the Board shall be submitted to the Board not later than sixty (60) days prior to the meeting of stockholders at which the election of directors will be held.  In the event that the nominating and governance committee has not submitted nominees in a timely manner, then the nominees for director proposed by the Board shall not be deemed approved by the Board unless approved by a majority of the directors and, also, by at least a majority of the Independent Directors.  The nominating and governance committee shall also recommend to the Board individuals for appointment to its committees and individuals for election and appointment as members of the boards and committees of the Corporation’s subsidiaries.

ARTICLE V

Officers

Section 1.

Executive Officers, etc.  The executive officers of the Corporation shall be a President, a Secretary and a Treasurer, each of whom shall be elected by the Board.  The Board also may elect or appoint a Chairman, a Vice Chairman, one or more Vice Presidents (any of whom may be designated as Executive Vice Presidents or otherwise), and any other officers as it deems necessary or desirable for the conduct of the business of the Corporation, each of whom shall have such powers and duties as the Board determines.  Any two (2) or more officers may be held by the same person, except the offices of President and Secretary.

Section 2.

Duties.

(a)

The Chairman.  The Chairman shall preside over all Board of Director meetings unless another chairperson for the meeting is selected by the Board.

(b)

Vice Chairman.  The Vice Chairman, if the Board has elected such an officer, shall, in the absence or incapacity of the Chairman, perform the duties and exercise the powers of the Chairman and shall have such other powers and duties as are assigned by the Board or the Chairman.

(c)

The President.  The President shall be the Chief Executive Officer of the Corporation with such powers as the Board shall from time to time give him.  The Chief Executive Officer shall be an ex officio member of all committees established by the Board, other than committees consisting solely of Independent Directors ..

(d)

The Vice President.  The Vice President or, if there shall be more than one, the Vice Presidents, in the order of their seniority or in any other order determined by the Board, shall perform, in the absence or disability of the Chairman, Vice Chairman and the President, the duties and exercise the powers of such officers and shall have such other powers and duties as are assigned by the Board, the Chairman, the Vice Chairman or the President.

(e)

The Secretary.  Except as otherwise provided in these By-laws or as directed by the Board, the Secretary shall attend all meetings of the stockholders and the Board, record the minutes of all proceedings in books to be kept for that purpose, give notice of all meetings of the stockholders and special meetings of the Board, and keep in safe custody the seal of the Corporation and, when authorized by the Board, affix the same to any corporate instrument.  The Secretary shall have such other powers and duties as are assigned by the Board, the Chairman, the Vice Chairman or the President.

(f)

The Treasurer.  Subject to the control of the Board, the Treasurer shall have the care and custody of the corporate funds and the books relating thereto, be the chief financial officer of the Corporation, unless the Board provides otherwise, perform all other duties incident to the office of Treasurer and have such other powers and duties as are assigned by the Board, the Chairman, the Vice Chairman or the President.

Section 3.

Election; Removal.  Subject to his earlier death, resignation or removal as hereinafter provided, each officer shall hold office until the next annual meeting of the Board and until his successor shall have been duly elected or appointed and shall have qualified.  The authority of any officer to act as such may be suspended for cause at any time by the Board.  Any officer may be removed with or without cause at any time by the Board.

Section 4.

Resignations.  Any officer may resign at any time by giving written notice of his resignation to the Corporation.  A resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt, and, unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.

Section 5.

Vacancies.  Vacancies in the offices shall be filled by the Board, and each officer elected to fill a vacancy shall hold his office until the next annual meeting of stockholders and until his successor shall have been duly elected or appointed and shall have qualified.

ARTICLE VI

Provisions Relating to Stock Certificates and Stockholders

Section 1.

Certificates.  Certificates for the Corporation’s capital stock shall be in such form as required by law and as approved by the Board.  Each certificate shall be signed in the name of the Corporation by the Chairman or President and by the Secretary or the Treasurer or any Assistant Secretary or any Assistant Treasurer and shall bear the seal of the Corporation or a facsimile thereof.  If any certificate is countersigned by a transfer agent or registered by a registrar, other than the Corporation or its employees, the signature of any officer may be a facsimile signature.  In case any officer who shall have signed or whose facsimile signature was placed on any certificate shall have ceased to be such officer before the certificate shall be issued, it nevertheless may be issued by the Corporation with the same effect as if he were such officer at the date of issue.

Section 2.

Lost Certificates, etc.  The Corporation may issue a new certificate for shares in place of any certificate theretofore issued by it, alleged to have been lost, mutilated, stolen or destroyed, and the Board may require the owner of such lost, mutilated, stolen or destroyed certificate, or his legal representatives, to make an affidavit of that fact and to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, mutilation, theft or destruction of any such certificate or the issuance of any such new certificate.

Section 3.

Transfers of Shares.  Transfers of shares shall be registered on the books of the Corporation maintained for that purpose upon presentation of stock certificates appropriately indorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and upon the satisfaction of any other conditions precedent to transfer as are contained in any agreement to which the Corporation is a party.

Section 4.

Record Date.   For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action, the Board may fix, in advance, a record date, which shall be not more than sixty (60) nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action.

ARTICLE VII

General Provisions

Section 1.

Dividends, etc.  To the extent permitted by law, the Board shall have full power and discretion, subject to the provisions of the Certificate of Incorporation of the Corporation and the terms of any other corporate document or instrument binding upon the Corporation, to determine what, if any, dividends or distributions shall be declared and paid or made.

Section 2.

Seal.  The Corporation’s seal shall be in such form as is required by law and as shall be approved by the Board.

Section 3.

Fiscal Year.  The fiscal year of the Corporation shall be determined by the Board.

Section 4.

Checks.  All checks, drafts or orders for the payment of money and all acceptances or notes or other commercial paper of the Corporation shall be signed by such person or persons as the Board may from time to time designate.

Section 5.

Receipts.  All receipts for property, cash, shares, bonds and other securities received by the Corporation shall be signed, and all such property may be received, for and in the name of the Corporation, by any officer of the Corporation, or by any other person who may be authorized so to do by the Board.

Section 6.

Transfer of Securities.  All endorsements, assignments, transfers, stock powers or other instruments of transfer of shares or other securities belonging to and/or standing in the name of the Corporation shall be executed and delivered for and in the name of the Corporation by any officer of the Corporation, or by any other person who may be authorized so to do by the Board.

Section 7.

Deposits.  The funds of the Corporation not otherwise employed shall be deposited from time to time to the order of the Corporation or its nominee in such banks, trust companies or other depositaries as the Board may select or as may be selected by an officer or officers, agent or agents, of the Corporation to whom such power may from time to time be delegated by the Board.

ARTICLE VIII

Indemnification

The Corporation shall, to the fullest extent permitted by the provisions of the General Corporation Law of Delaware, as now or hereafter in effect, indemnify all persons whom it may indemnify under such provisions.

ARTICLE IX

Amendments

These By-laws may, at any time, be added to, amended or repealed in whole or in part by the affirmative vote of a majority of the number of directors in office given at a duly convened meeting of the Board, the notice of which included notice of such proposed action.  No such notice need be given if all members of the Board are present at the meeting.

All By-laws, including any By-law made, amended or repealed by the directors, shall be subject to amendment, repeal or re-enactment by the stockholders entitled to vote at any annual meeting, or at any such meeting called for that purpose.